SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 1998


                       BROOKDALE LIVING COMMUNITIES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-22253               36-4103821
-------------------------------  ----------------------  -----------------------
(State or other jurisdiction of  Commission File Number     (I.R.S. Employer
 incorporation or organization)                           Identification Number)

   77 West Wacker Drive, Suite 4400, Chicago, Illinois            60601
------------------------------------------------------       -------------------
       (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code: (312) 977-3700.


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS,PRO FORMA FINANCINAL INFORMATION AND EXHIBITS

     The Registrant submits this Form 8-K/A in order to supply the financial statements and schedules required pursuant to Rule 3-05(b) of Regulation S-X and the pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the Registant's acquisition of The Atrium of San Jose (the Property), a 292-unit senior and assisted living facility located in San Jose, California. This information should be read in conjunction with the Registrant's Form 8-K filed with the Commission on May 26, 1998.

a)       Financial statements of businesses acquired

                         Report of Independent Auditors


The Board of Directors
Brookdale Living Communities, Inc.

We have audited the accompanying balance sheet of Atrium Venture (a California limited partnership) as of December 31, 1997 and the related statements of income and partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of Atrium Venture's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atrium Venture at December 31, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                                        ERNST & YOUNG LLP


Chicago, Illinois
April 30, 1998, except for Note 4 as to which the date is May 12, 1998

                                        Atrium Venture
                              (A California Limited Partnership)

                                        Balance Sheet

                                      December 31, 1997


Assets
Current assets:
  Cash and cash equivalents                                         $   187,741
  Accounts receivable                                                   136,688
  Certificate of deposit                                                103,671
  Prepaid and other expenses                                             77,138
                                                                    ------------
Total current assets                                                    505,238

Real estate, at cost:
  Land                                                                3,288,055
  Building and improvements                                          15,589,771
  Furniture and equipment                                             1,203,852
                                                                    ------------
                                                                     20,081,678
Accumulated depreciation                                             (5,462,320)
                                                                    ------------
                                                                     14,619,358
Deferred financing fees, net of accumulated amortization of $96,424     306,427
Restricted cash                                                         119,826
                                                                    ------------
Total assets                                                        $15,550,849
                                                                    ============

Liabilities and partners' deficit
Current liabilities:
  Mortgage note payable - current portion                           $   178,222
  Tenant security deposits                                              166,200
  Accounts payable                                                      142,678
  Prepaid rents and other                                               129,663
                                                                    ------------
Total current liabilities                                               616,763

Mortgage note payable                                                17,929,714
                                                                    ------------
Total liabilities                                                    18,546,477
Partners' deficit                                                    (2,995,628)
                                                                    ------------

Total liabilities and partners' deficit                             $15,550,849
                                                                    ============


See notes to financial statements.

                                        Atrium Venture
                              (A California Limited Partnership)

                          Statement of Income and Partners' Deficit

                                 Year ended December 31, 1997


Revenue
Resident fees                                                       $ 5,950,034

Expenses
Facility operating                                                    3,044,651
Interest                                                              1,460,799
Real estate taxes                                                       264,641
Depreciation                                                            450,610
Amortization                                                             46,203
Property management fee - affiliate                                     296,225
                                                                    ------------
Total expenses                                                        5,563,129
                                                                    ------------

Net income                                                              386,905
Partners' deficit at January 1, 1997                                 (2,632,533)
Distributions to partners                                              (750,000)
                                                                    ------------
Partners' deficit at December 31, 1997                              $(2,995,628)
                                                                    ============

See notes to financial statements.

                                        Atrium Venture
                              (A California Limited Partnership)

                                   Statement of Cash Flows

                                 Year ended December 31, 1997

Operating activities
Net income                                                           $  386,905
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Depreciation  and  amortization                                     496,813
    Changes  in  operating  assets and liabilities:
      Increase in accounts receivable                                    (6,841)
      Increase in prepaid and other expenses                               (406)
      Increase in tenant security deposits                                8,400
      Increase in accounts payable                                       10,613
      Increase in prepaid rents and other                                80,401
                                                                    ------------
Net cash provided by operating activities                               975,885

Investing activities
Purchase of certificate of deposit                                     (103,671)
Additions to real estate                                                (43,750)
                                                                    ------------
Cash used in investing activities                                      (147,421)

Financing activities
Payments of mortgage note payable                                      (164,580)
Repayment of note payable                                              (141,780)
Decrease in restricted cash                                              60,122
Distributions to partners                                              (750,000)
                                                                    ------------
Net cash used in financing activities                                  (996,238)

Net decrease in cash and cash equivalents                              (167,774)
Cash and cash equivalents at beginning of year                          355,515
                                                                    ------------
Cash and cash equivalents at end of year                             $  187,741
                                                                    ============

See notes to financial statements.

                                 Atrium Venture
                       (A California Limited Partnership)

                          Notes to Financial Statements

                          Year ended December 31, 1997

1.  Summary of Significant Accounting Policies

Basis of Presentation

Atrium Venture, a California limited partnership (the Partnership), owns, operates, and manages an assisted living facility known as The Atrium of San Jose (the Property) located in San Jose, California. At December 31, 1997, the Property was 98% occupied. Leases are generally month-to-month and expire throughout the year.

Resident Fee Revenue

Resident fee revenue is recorded when services are rendered and consists of fees for basic housing, support services and fees associated with additional services such as personalized health and assisted living care.

Cash and Cash Equivalents

The Partnership considers all cash accounts, money market funds and certificates of deposit with an original maturity of three months or less when purchased to be cash equivalents.

Deferred Financing Costs

Deferred financing costs are amortized using the straight-line method over the term of the loan.

Real Estate

Expenditures for ordinary maintenance and repairs are expensed to operations as incurred. Significant renovations and improvements which improve and/or extend the useful life of the asset are capitalized and depreciated over their estimated useful life.

Depreciation is calculated using the straight-line method over the estimated useful lives of assets, which are as follows:

Building and improvements                     10-40 years
Furniture and equipment                       5-7 years

Restricted Cash

Pursuant to the terms of the mortgage note payable (see Note 2), the Partnership is required to maintain a replacement reserve account to fund capital expenditures associated with fixed asset repair or replacements. The Partnership is also required to maintain a tax escrow account for real estate taxes and insurance payments. At December 31, 1997, the amount of the replacement reserve was $104,546, and the amount of the tax escrow was $15,280.

Income Taxes

The Partnership pays no income taxes and the income or loss from the Partnership is includable on the respective federal income tax returns of the partners.

Use of Estimates

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   Mortgage Note Payable

The Partnership has a mortgage note payable (the Note) which requires monthly principal and interest payments of $134,884 with interest calculated at 7.99% per annum. The Note matures February 1, 2006, at which time the outstanding balance of approximately $16.2 million is due. The Note is collateralized by the Property. The Partnership made interest payments of $1,454,034 during 1997.

The annual scheduled maturities for the five years subsequent to December 31,1997 are as follows:

                  Year ended December 31,
                  1998                                    $   178,222
                  1999                                        192,883
                  2000                                        209,292
                  2001                                        226,317
                  2002                                        245,075
                  Thereafter                               17,056,147
                                                          ------------
                                                          $18,107,936
                                                          ===========

3.  Related Party Transactions

In connection with the operation of the Property, an affiliate of one of the partners is entitled to property management fees equal to 5% of gross receipts, as defined. During 1997, property management fees of $296,225 were paid.

4.   Subsequent Event

On May 12, 1998, the Partnership sold the Property to The Atrium of San Jose LLC (Atrium) for approximately $31.1 million. Atrium, in turn, leased the Property to Brookdale Living Communities of California, Inc., a wholly owned subsidiary of Brookdale Living Communities, Inc. In connection with its acquisition of the Property, Atrium assumed the Note.

b)       Pro forma financial information

     The unaudited Pro Forma Balance Sheet of Brookdale Living Communities, Inc. and its subsidiaries (collectively, the Company) is presented as if at March 31, 1998, the Company had leased the Property and funded the investments collateralizing the lease obligation. The unaudited Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 1997 and the three months ended March 31, 1998 are presented as if the above transaction occurred as of January 1, 1997. The unaudited Pro Forma Condensed Financial Statements of the Company should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998. In management's opinion, all adjustments necessary to reflect the transaction have been made.

     The unaudited Pro Forma Consolidated Condensed Financial Statements of the Company are not necessarily indicative of what the actual results of operations would have been assuming the acquisition of the Property had occurred at the dates indicated above, nor do they purport to represent the future results of operations of the Company.

        Basis of Presentation

     Brookdale Living Communities of California, Inc., the entity which entered into the operating lease for the Property, was required to fund $6.97 million of investments collateralizing its lease obligations. No other adjustments of the Company's Balance Sheet as of March 31, 1998 are necessary.

     The Pro Forma Consolidated Condensed Statements of Operations of the Company include the historical operations of the Company (for the period from May 7, 1997 to December 31, 1997), the Original Facilities (for the period from January 1, 1997 to May 6, 1997), the IPO (initial public offering) Properties (for the period from January 1, 1997 to May 6, 1997), the 1997 Leases, the 1998 Lease and the Current Lease (for the period from January 1, 1998 to March 31, 1998 and the year ended December 31, 1997). The Adjustments for Acquisitions and Leases Prior to or at the IPO reflect the ownership prior to May 6, 1997. The foregoing facilities and transactions are described below along with the pro forma effects of the consolidation:

                     Acquisitions and Leases
Original Facilities  Prior to or at the IPO(1)       1997 Leases(2)
-------------------  -------------------------       ---------------------------
The Devonshire       The Springs of East Mesa(3)     The Gables at Farmington(5)
The Heritage         Edina Park Plaza                The   Classic   at  West
The Hallmark(3)      Hawthorn Lakes                      Palm Beach(6)
                     The Gables at Brighton(3)       The Brendenwood Retirement
                     The Park Place(4)                    Community(7)
                     BLC Property, Inc.


1998 Lease           Current Lease
-----------------    -------------------------
Harbor Village(8)    The Atrium of San Jose(9)


     (1) These properties are collectively referred to as the IPO Properties.
     (2) These properties are collectively  referred to as the 1997 Leases.
     (3) The Company has leased these properties from a third party since December 27, 1996.
     (4) The Company has leased this property from a third party since May 7, 1997.
     (5) The Company has leased this property from a third party since November 24, 1997.
     (6) The Company has leased this property from a third party since December 18, 1997.
     (7) The Company has leased this property from a third party since December 22, 1997.
     (8) The Company has leased this property from a third party since March 6, 1998.
     (9) The Company has leased this property from a third party since May 12, 1998.

                       BROOKDALE LIVING COMMUNITIES, INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                    (In Thousands, Except Per Share Amounts)
                                  (Unaudited)

                                       Brookdale Living     Adjustments for
                                        Communities, Inc.   Acquisitions and
                                         and Predecessor   Leases prior to or        1997          1998      The Atrium of    Total
                                           Properties          at the IPO           Leases        Lease       San Jose       Leases
                                        ----------------------------------    -----------------------------------------------------

Revenue
Resident Fees                                    $ 40,578         $ 4,448        $ 14,802       $ 3,708       $ 5,950     $ 24,460
Management Services Income                            132               -             -             -             -             -
                                        ----------------------------------    ----------------------------------------------------
Total Revenue                                      40,710           4,448          14,802         3,708         5,950       24,460

Facility Operating Expenses                       (21,994)         (2,973)         (8,872)       (2,558)       (3,605)     (15,035)
Lease Expenses                                     (9,984)              -              -             -             -             -
General & Administrative Expenses                  (2,187)              -              -             -             -             -
Depreciation & Amortization                        (3,824)           (510)         (1,454)         (678)         (497)      (2,629)
                                        ----------------------------------    ----------------------------------------------------
Income (Loss) From Operations                       2,721             965           4,476           472         1,848        6,796
Interest and Financing Fees Expense, Net           (3,088)         (1,086)         (4,236)       (1,499)       (1,461)      (7,196)
                                        ----------------------------------    -----------------------------------------------------
(Loss) Income Before Minority Interest,
  Income Taxes and Extraordinary Item                (367)           (121)(g)         240        (1,027)          387         (400)
(Income) Loss in Minority Interest                   (138)              -              -             -             -            -
Benefit (Provision) For Income Taxes                  322               -              -             -             -            -
                                        ----------------------------------    -----------------------------------------------------
(Loss) Income From Continuing                                                                         -
  Operations Before Extraordinary Item               (183)           (121)            240        (1,027)          387         (400)
Extraordinary Item Net of Tax                         (36)              -              -            -              -            -
                                        -----------------------------------    -----------------------------------------------------

Net (Loss) Income                                  $ (219)         $ (121)          $ 240      $ (1,027)        $ 387       $ (400)
                                        ==================================    =====================================================

(Loss) Income From Continuing
  Operations Per Share (Basic and Diluted)        $ (0.03)
                                        ==================

Common Shares Used For Computing
  Basic EPS (k)                                     7,208
                                        ==================

Common Shares Used For Computing
  Diluted EPS (k)                                   7,351
                                        ==================




                                          Consolidating
                                            Pro Forma                Pro Forma
                                           Adjustments              As Adjusted
                                        ------------------------   -------------
Revenue
Resident Fees                                   $     -                $ 69,486
Management Services Income                           76    (a)              208
                                        ------------------------   -------------
Total Revenue                                        76                  69,694

Facility Operating Expenses                       1,602    (b)          (38,400)
Lease Expenses                                   (8,571)   (c)          (18,555)
General & Administrative Expenses                  (945)   (d)           (3,132)
Depreciation & Amortization                       2,285    (e)           (4,678)
                                        ------------------------   -------------
Income (Loss) From Operations                    (5,553)                  4,929
Interest and Financing Fees Expense, Net          9,532    (f)           (1,838)
                                        ------------------------   -------------
(Loss) Income Before Minority Interest,
  Income Taxes and Extraordinary Item             3,979                   3,091
(Income) Loss in Minority Interest                  138    (h)                -
Benefit (Provision) For Income Taxes             (1,325)   (i)           (1,003)
                                        ------------------------   -------------
(Loss) Income From Continuing
  Operations Before Extraordinary Item            2,792                   2,088
Extraordinary Item Net of Tax                         -                     (36)
                                        ------------------------   -------------

Net (Loss) Income                               $ 2,792                 $ 2,052
                                        ========================   =============

(Loss) Income From Continuing
  Operations Per Share (Basic and Diluted)                               $ 0.28
                                                                    ============

Common Shares Used For Computing
  Basic EPS (k)                                                           7,208
                                                                    ============

Common Shares Used For Computing
  Diluted EPS (k)                                                         7,351
                                                                    ============


                       BROOKDALE LIVING COMMUNITIES, INC.
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1998
                    (In Thousands, Except Per Share Amounts)
                                   (Unaudited)




                                                                                                   Consolidating
                                        Brookdale Living      1998      The Atrium of     Total      Pro Forma          Pro Forma
                                        Communities, Inc.     Lease       San Jose       Leases     Adjustments        As Adjusted
                                        --------------    -------------------------------------------------------     --------------

Revenue
Resident Fees                                $ 15,657             $ 662       $ 1,513       $ 2,175      $     -         $ 17,832
Development Fees                                1,188                 -             -             -            -            1,188
Management Services Income                         53                 -             -             -            -               53
                                             ---------    -------------------------------------------------------     ------------
Total Revenue                                  16,898               662         1,513         2,175            -           19,073

Facility Operating Expenses                    (8,587)             (423)         (896)       (1,319)          76  (b)      (9,830)
Lease Expenses                                 (3,851)                -             -             -         (775) (c)      (4,626)
General & Administrative Expenses              (1,292)                -             -             -            -           (1,292)
Depreciation & Amortization                    (1,226)             (111)            -          (111)         111  (e)      (1,226)
                                              --------    -------------------------------------------------------     ------------
Income (Loss) From Operations                   1,942               128           617           745         (588)           2,099
Interest and Financing Fees Expense, Net         (217)             (266)         (358)         (624)         834  (f)          (7)
                                              --------    -------------------------------------------------------     ------------
Income (Loss) Before Minority Interest,
  Income Taxes And Extraordinary Item           1,725              (138)          259           121          246            2,092
Provision For Income Taxes                       (614)                -             -             -         (147) (i)        (761)
                                              --------    -------------------------------------------------------     ------------
Income (Loss) From Continuing
  Operations Before Extraordinary Item          1,111              (138)          259           121           99            1,331
Extraordinary Item Net of Tax                       -               634             -           634         (634) (j)           -
                                              --------    -------------------------------------------------------     ------------

Net Income (Loss)                             $ 1,111             $ 496         $ 259         $ 755       $ (535)         $ 1,331
                                              ========    =======================================================     ============

Net Income Per Share (Basic and Diluted)      $  0.12                                                                      $ 0.14
                                              ========                                                                ============

Common Shares Used For Computing
  Basic EPS (k)                                 9,408                                                                       9,408
                                              ========                                                                ==============

Common Shares Used For Computing
  Diluted EPS (k)                               9,646                                                                       9,646
                                              ========                                                                ==============
                                                                                                                      .

                       BROOKDALE LIVING COMMUNITIES, INC.
       NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
    For the three months ended March 31, 1998 and for the year ended December
                                    31, 1997
                                 (in thousands)
                                   (unaudited)

                                                               Three Months
                                                                   Ended          Year Ended
                                                                 March 31,       December 31,
                                                                  1998              1997
                                                                -----------     -------------
(a) Management services income:

      Management services income for management services
         performed by the Company ..............................$        --     $         76
                                                                ===========     ============


(b) Facility operating expenses:

      Elimination of historical management fees paid by the
      Original Facilities and the IPO Properties and
      administrative fees paid by the Original Facilities.......$        --     $        514
      which will not be incurred by the Company

      Elimination of historical management fees paid by the
      1997 and 1998 Leases......................................         76            1,088
                                                                -----------     ------------

                                                                $        76     $      1,602
                                                                ===========    ============

(c) Lease expenses:

      Adjustment to reflect a full year of lease
      payments related to the IPO Properties....................$        --     $       (546)

      Adjustment to reflect lease payments related to
      the 1997 Leases, the 1998 Lease and the Current Lease ....       (775)          (8,025)
                                                                -----------     ------------

                                                                $      (775)    $     (8,571)
                                                                ============    ============
(d) General and administrative expenses:

          Estimated  increase in  salaries  and related
          benefits  associated with former employees of
          PGI who will become the senior  officers  and
          managers  of  the   Company  and   additional
          administrative   and   financial    reporting
          expenses  which  would have been  incurred by
          the Company had it been operating as a public
          company during the year:

      Salaries and wages........................................$        --     $       (604)

      Directors' and officers' insurance and fees...............         --              (53)

      Legal and accounting......................................         --              (70)

      Other.....................................................         --             (218)
                                                                -------------    ------------

                                                                $        --     $       (945)
                                                                 ===========    =============


                                       12


           BROOKDALE LIVING COMMUNITIES, INC.
 NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      (continued)
For the three months ended March 31, 1998 and for the year
                ended December 31, 1997
                     (in thousands)
                      (unaudited)

                                                               Three Months
                                                                   Ended          Year Ended
                                                                 March 31,       December 31,
                                                                  1998              1997
                                                                -----------     -------------
(e) Depreciation and amortization:

  Adjustment to historical depreciation expense associated with (*):
  Decrease in depreciation expense associated with
    the change in depreciable lives of the
    Original Facilities.........................................$        --     $         67
  Additional depreciation associated with the
    increase in basis resulting from the purchase of
    the third party owners' interest in the Original
    Facilities..................................................         --             (138)
  Adjustment to depreciation expense associated with
    the increase in the basis from the purchase and
    the increase in depreciable lives of the IPO
    Properties..................................................         --             (133)
  Elimination of historical depreciation and
    amortization expense of the IPO Properties..................         --               78
  Additional amortization expense associated with
    the fees and costs for credit enhancement on
    tax-exempt bonds of the Original Facilities.................         --             (218)
  Elimination of historical depreciation and
    amortization expense of the 1997 Leases, the 1998
    Lease and the Current Lease.................................        111            2,629
                                                                -----------     ------------

                                                                $       111     $      2,285
                                                                ===========     ============

      *The Company has determined the estimated  useful lives of buildings to be
       45 years and  furniture  and  equipment to be 5 years,  as compared to 40 years and 3-12 years, respectively used by the Original Facilities.  This change was made to better reflect the estimated periods during which such
       assets  will  remain  in  service.   For  financial  statement  reporting
       purposes,  the  above  will be  recorded  prospectively  as a  change  in
       estimate  for  the  Original   Facilities  over  their  remaining  lives.
       Depreciation  expense  included in the "Pro Forma As Adjusted" column was based upon the Company's new estimated useful lives.


                                       13


           BROOKDALE LIVING COMMUNITIES, INC.
 NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      (continued)
For the three months ended March 31, 1998 and for the year
                ended December 31, 1997
                     (in thousands)
                      (unaudited)

                                                               Three Months
                                                                   Ended          Year Ended
                                                                 March 31,       December 31,
                                                                  1998              1997
                                                                -----------     -------------
(f) Interest and financing fees expense, net:

      Elimination of interest expense incurred related
        to the debt of the IPO Properties.......................$        --     $        140
      Elimination of interest expense incurred related
        to the debt of the 1997 Leases, the 1998 Lease and
        the Current Lease.......................................        624            7,196
      Interest income on investments collateralizing
        lease obligations.......................................        210            2,196
                                                                -----------     ------------

                                                                $       834     $      9,532
                                                                ===========     =============

(g) Income (loss) before minority interest and income taxes:

      The income (loss) before minority interest and income taxes presented in the historical statements of the IPO Properties is before gain on sale of property and represents income (loss) from continuing operations. The gains on sale of properties are not included due to the non-recurring nature of the transactions

(h) (Income) loss allocated to minority interest:

      Elimination of income allocated to minority interest
      due to the acquisition of the third party's interest......$        --     $        138
                                                                ===========     =============
(i) (Provision) benefit for income taxes:

      The Original Facilities, the IPO Properties and the
          1997 and 1998 Leases were not taxable entities.
          The realization of the deferred gain on the sale
          of the Hallmark facility as a reduction of lease
          expenses is considered a permanent difference
          between book income (loss) and tax income (loss)
          and is not taxable. The difference has the
          following impact on the Company's benefit for
          income tax at a 40% rate (includes federal and
          state statutory income tax rates).This adjustment
          provides pro forma benefit from income taxes at a
          40% effective income tax rate ........................$      (147)    $     (1,325)
                                                                ===========     =============

  Provision on income before
       permanent difference        $     (147)      $    (1,438)
  Benefit related to
       permanent difference                --               113
                                   -----------      -----------

                                   $     (147)     $    (1,325)
                                   ============     ===========

                                       14


           BROOKDALE LIVING COMMUNITIES, INC.
 NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                      (continued)
For the three months ended March 31, 1998 and for the year
                ended December 31, 1997
                     (in thousands)
                      (unaudited)

                                                               Three Months
                                                                  Ended          Year Ended
                                                                 March 31,       December 31,
                                                                  1998              1997
                                                                ------------     ------------
(j) Extraordinary item:

      Elimination of extraordinary item related to the
      early extinguishment of debt for the 1998 Lease...........$      (634)     $        --
                                                                ============     ===========

(k) Common Shares outstanding:

      Common shares used for computing Basic EPS................9,408 shares     7,208 shares

      Common shares used for computing Diluted EPS..............9,646 shares     7,351 shares



        This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believes," "expects," "anticipates," "estimates" and similar words and expressions are generally intended to identify forward-looking statements. Statements that describe the Company's future strategic plans, goals, objectives or expectations are also forward-looking statements. Readers of this report are cautioned that any forward-looking statements, including those regarding the intent, belief, or current expectations of the Company or management, are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results and events may differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to (i) general economic conditions in the markets in which the Company operates, (ii) competitive pressures within the industry and/or the markets in which the Company operates, (iii) the effect of future legislation or regulatory changes on the Company's operations and (iv) other factors described from time to time in the Company's filings with the Securities and Exchange Commission. The forward-looking statements included in this report are made only as of the date hereof. The Company undertakes no obligation to update such forward-looking statements to reflect subsequent events or circumstances.

c)      Exhibits

   Exhibit
    Number      Description
   --------     ------------
      23.1      Consent of Independent Auditors

                                                                    Exhibit 23.1
                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statements indicated below of Brookdale Living Communities, Inc. of our report indicated below filed with the Securities and Exchange Commission.

Registration Statements
-----------------------

Form S-8 No. 333-51493
Form S-3 No. 333-53969


             Financial Statements                           Date of Auditor's Report
             --------------------                           ------------------------
Financial  Statements of Atrium  Venture for     April 30, 1998,  except for Note 4 as to which
the year ended  December 31, 1997 included in    the date is May 12, 1998.
the   Current   Report   (Form   8-K/A)   of
Brookdale  Living  Communities,  Inc.  dated
July 13, 1998.




                                                   Ernst & Young LLP

Chicago, Illinois
July 10, 1998

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BROOKDALE LIVING COMMUNITIES, INC.
                                            Registrant



Dated:  July 14, 1998                       By:  /s/  Robert J. Rudnik
                                                Robert J. Rudnik
                                                Executive Vice President
                                                General Counsel and Secretary